UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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DOLBY LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Your Vote Counts! DOLBY LABORATORIES, INC. 2022 Annual Meeting Vote by February 07, 2022 11:59 PM ET Hextone, Inc. P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in DOLBY LABORATORIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 08, 2022. Get informed before you vote View the 10K Wrap, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and February 08, 2022 vote without entering a 10:30 AM PST control number Virtual meeting via live webcast accessible at: www.meetnow.global/MW6XWLS *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT DOLBY LABORATORIES, INC. This is an overview of the proposals being presented at the 2022 Annual Meeting Vote by February 07, 2022 upcoming shareholder meeting. Please follow the instructions on 11:59 PM ET the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01 Kevin Yeaman 05 Tony Prophet 09 Anjali Sud For 02 Peter Gotcher 06 Emily Rollins 10 Avadis Tevanian, Jr. 03 Micheline Chau 07 Simon Segars 04 David Dolby 08 Roger Siboni 2 An advisory vote to approve Named Executive Officer compensation. For 3 Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for For the fiscal year ending September 30, 2022. NOTE: In their discretion, upon such other business as may properly come before the meeting and any postponement, adjournment or continuation thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 FLASHID-JOB# 148,294